Exhibit 10.11

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Dated June 21, 2023
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE LIMITED, as Existing Performance Undertaking Provider

(8) BUNGE GLOBAL SA, as Successor Performance Undertaking Provider

(9) CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator

TWENTY-THIRD AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

CONTENTS
Clause        Page

1.    Definitions and interpretation    2
2.    Amendment of the Receivables Transfer Agreement    2
3.    Representations    12
4.    Continuance    12
5.    Further Assurance    12
6.    Conditions Precedent    12
7.    U.S. Originator Name Change    14
8.    Notices, etc.    14
9.    Execution in counterparts    14
10.    Governing law; submission to jurisdiction    14
11.    No proceeding; limited recourse    15

Exhibits
EXHIBIT A    Exhibits to the Receivables Transfer Agreement
SCHEDULE 1    Purchaser Groups
SCHEDULE 9    Excluded Obligors
SCHEDULE 11    Material Subsidiaries
SCHEDULE 12    Methodology for Calculating Distributions Following a Facility Termination Date

i

THIS TWENTY-THIRD AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated June 21, 2023 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 52234037, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 24020546, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent;
(7)    BUNGE LIMITED, a company incorporated under the laws of Bermuda, as Existing Performance Undertaking Provider (the “Existing Performance Undertaking Provider”);
(8)    BUNGE GLOBAL SA, a corporation incorporated under the laws of Switzerland, as Successor Performance Undertaking Provider (the “Successor Performance Undertaking Provider”); and
(9) CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator;
collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on November 16, 2022) made among the Parties to this Amendment other than the Successor Performance Undertaking Provider (the “Receivables Transfer Agreement”).
(B)    Reference is made to that certain Amended and Restated Performance and Indemnity Agreement, dated as of the date hereof (the “Performance Undertaking”) among the Existing Performance Undertaking Provider, the Successor Performance Undertaking Provider and the Administrative Agent.
(C)    The Existing Performance Undertaking Provider will effect a corporate restructuring, and in connection with such restructuring, the Existing Performance Undertaking Provider will assign to the Successor Performance Undertaking Provider, and the Successor Performance Undertaking Provider will assume, the obligations of the Existing Performance Undertaking Provider under the Performance Undertaking as of the Performance Undertaking Assignment Effective Date (as defined below).

(D)    Prior to the date hereof, Loders Croklaan USA, LLC, an Illinois limited liability company and a U.S. Originator, changed its name to Bunge Loders Croklaan USA, LLC (the “U.S. Originator Name Change”).
(E)    MUFG (as defined below), as Purchaser Agent and Committed Purchaser, and Gotham (as defined below) as Conduit Purchaser, have executed the Joinder Agreement, dated as of the date hereof (the “MUFG Joinder Agreement”), pursuant to which the MUFG Purchaser Group (as defined below) shall be established as of the first Settlement Date to occur after the date hereof (the “MUFG Purchaser Group Joinder Effective Date”) in accordance with Section 11.3(i) (New Purchaser Group) of the Receivables Transfer Agreement.
(F)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(G)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.    DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.    AMENDMENT OF THE RECEIVABLES TRANSFER AGREEMENT
With effect from the Twenty-Third Amendment Effective Date (as such term is defined in Section 6 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended as follows:
(a)    In Section 1.1 (Definitions), the definition of “Applicable Moody’s Rating” shall be deleted in its entirety and replaced with the following:
“Applicable Moody’s Rating” means the senior long-term unsecured debt rating that Moody’s provides of (i) the Performance Undertaking Provider or (ii) if Moody’s does not provide such a rating of the Performance Undertaking Provider, then Bunge Limited Finance Corp.
(b)    In Section 1.1 (Definitions), the definition of “Applicable S&P Rating” shall be deleted in its entirety and replaced with the following:
“Applicable S&P Rating” means the senior long-term unsecured debt rating that S&P provides of (i) the Performance Undertaking Provider or (ii) if S&P does not provide such a rating of the Performance Undertaking Provider, then Bunge Limited Finance Corp.
(c)    In Section 1.1 (Definitions), the following definition of “Bunge Global” shall be added in the applicable alphabetical order:

“Bunge Global” means BUNGE GLOBAL SA, a corporation incorporated under the laws of Switzerland having its registered office at route de Florissant 13, 1206 Geneva.
(d)    In Section 1.1 (Definitions), the definition of “Bunge Master Trust” is deleted in its entirety.
(e)    In Section 1.1 (Definitions), the following definition of “Capped Purchaser Group Percentage” shall be added in the applicable alphabetical order:
“Capped Purchaser Group Percentage” has the meaning specified in Section 2.1(b)(iii) (The Purchases).
(f)    In Section 1.1 (Definitions), the definition of “Continuing Directors” shall be deleted in its entirety and replaced with the following:
“Continuing Directors” means, (a) as of any date of determination prior to the Performance Undertaking Assignment Effective Date, any member of the Board of Directors of the Existing Performance Undertaking Provider who (i) was a member of such Board of Directors on the Sixth Amendment and Restatement Effective Date; or (ii) was nominated for election, appointed or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Existing Performance Undertaking Provider’s proxy statement in which such member was named as a nominee for election as a director) and (b) as of any date of determination on or after the Performance Undertaking Assignment Effective Date, any member of the Board of Directors of the Successor Performance Undertaking Provider who (i) was a member of such Board of Directors on the Performance Undertaking Assignment Effective Date; or (ii) was nominated for election, appointed or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election (either by a specific vote or by approval of the Successor Performance Undertaking Provider’s proxy statement in which such member was named as a nominee for election as a director).
(g)    In Section 1.1 (Definitions), the definition of “Designated Master Trust Obligor” is deleted in its entirety.
(h)    In Section 1.1 (Definitions), the following definition of “Existing Performance Undertaking Provider” shall be added in the applicable alphabetical order:
“Existing Performance Undertaking Provider” shall mean Bunge Limited.
(i)    In Section 1.1 (Definitions), the following definition of “Gotham” shall be added in the applicable alphabetical order:
“Gotham” means Gotham Funding Corporation, a Delaware corporation.
(j)    In Section 1.1 (Definitions), the definition of “Investor Certificateholder” is deleted in its entirety.
(k)    In Section 1.1 (Definitions), the following definition of “Local Currency Distribution Amount” shall be added in the applicable alphabetical order:

“Local Currency Distribution Amount” has the meaning specified in Schedule 12 (Methodology for Calculating Distributions Following a Facility Termination Date) attached hereto.
(l)    In Section 1.1 (Definitions), the following definition of “Material Subsidiaries” shall be added in the applicable alphabetical order:
“Material Subsidiaries” shall mean, at any time, any Subsidiary of the Performance Undertaking Provider, which at such time is a “significant subsidiary” within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission. The Material Subsidiaries as of the Twenty-Third Amendment Effective Date are set forth on Schedule 11 (Material Subsidiaries).
(m)    In Section 1.1 (Definitions), the following definition of “MUFG” shall be added in the applicable alphabetical order:
“MUFG” means MUFG Bank, Ltd.
(n)    In Section 1.1 (Definitions), the following definition of “MUFG Purchaser” shall be added in the applicable alphabetical order:
“MUFG Purchaser” shall mean Gotham as Conduit Purchaser and MUFG as Committed Purchaser in the MUFG Purchaser Group.
(o)    In Section 1.1 (Definitions), the following definition of “MUFG Purchaser Group” shall be added in the applicable alphabetical order:
“MUFG Purchaser Group” shall mean the Purchaser Group in which MUFG is the Purchaser Agent and Committed Purchaser and Gotham is the Conduit Purchaser.
(p)    In Section 1.1 (Definitions), the definition of “Performance Undertaking” shall be deleted in its entirety and replaced with the following:
“Performance Undertaking” means the Amended and Restated Performance and Indemnity Agreement, dated as of the Twenty-Third Amendment Effective Date, among the Existing Performance Undertaking Provider, the Successor Performance Undertaking Provider and the Administrative Agent.
(q)    In Section 1.1 (Definitions), the following definition of “Performance Undertaking Assignment Effective Date” shall be added in the applicable alphabetical order:
“Performance Undertaking Assignment Effective Date” shall have the meaning assigned thereto in the Performance Undertaking.
(r)    In Section 1.1 (Definitions), the definition of “Performance Undertaking Provider” shall be deleted in its entirety and replaced with the following:
“Performance Undertaking Provider” means (a) prior to the Performance Undertaking Assignment Effective Date, the Existing Performance Undertaking Provider and (b) on and after the Performance Undertaking Assignment Effective Date, the Successor Performance Undertaking Provider.

(s)    In Section 1.1 (Definitions), the definition of “Pooling Agreement” shall be deleted in its entirety.
(t)    In Section 1.1 (Definitions), the following definition of “Rebalanced Dollar Distribution Amount” shall be added in the applicable alphabetical order:
“Rebalanced Dollar Distribution Amount” has the meaning specified in Schedule 12 (Methodology for Calculating Distributions Following a Facility Termination Date) attached hereto.
(u)    In Section 1.1 (Definitions), the following definition of “Successor Performance Undertaking Provider” shall be added in the applicable alphabetical order:
“Successor Performance Undertaking Provider” shall mean Bunge Global.
(v)    In Section 1.1 (Definitions), the following definition of “Twenty-Third Amendment Effective Date” shall be added in the applicable alphabetical order:
“Twenty-Third Amendment Effective Date” means June 21, 2023.
(w)    Section 2.1(a) (The Purchases) is deleted in its entirety and replaced with the following:
On the terms and subject to the conditions hereof, the Seller hereby agrees to sell and assign and hereby sells, assigns and transfers to each Purchaser, and each Purchaser hereby agrees to purchase and accept and hereby purchases and accepts from the Seller, a pro rata share (calculated as such Purchaser’s Invested Amount as a percentage of the Aggregate Invested Amount) in all Sold Receivables, together with all Related Security with respect to Sold Receivables and all Collections with respect to Sold Receivables and all proceeds of or payments in respect of any and all of the foregoing, in each case existing on the Seventh Amendment and Restatement Effective Date or thereafter arising and acquired by the Seller from time to time and designated as Sold Receivables prior to the Facility Termination Date (in the aggregate, the “Sold Assets”); provided that for the avoidance of doubt, the MUFG Purchaser was not a Purchaser as of the Seventh Amendment and Restated Effective Date. For administrative convenience, the Purchasers have appointed the Administrative Agent pursuant to Section 8 (The Administrative Agent) to take actions hereunder and under the other Transaction Documents with respect to the Sold Assets on behalf of the Purchasers in each Purchaser Group in accordance with the respective portions of the Sold Assets funded by that Purchaser Group from time to time. For the avoidance of doubt, the Administrative Agent shall have no right, title or interest in the Sold Assets but shall act as an agent on behalf of the Purchasers with respect to the Sold Assets for the benefit of each individual Purchaser in accordance to such Purchaser’s pro rata share, calculated as such Purchaser’s Invested Amount as a percentage of the Aggregate Invested Amount.
(x)    Section 2.1(b) (The Purchases) is deleted in its entirety and replaced with the following:
On the terms and subject to the conditions hereof (including Section 3 (Conditions of Purchases)), on the Initial Purchase Date and thereafter from time to time prior to the Facility Termination Date, each Conduit Purchaser may in its sole discretion and each Committed Purchaser shall, if the Conduit Purchaser in its related Purchaser Group elects not to do so, make Incremental Investments in the Sold Assets to purchase Sold Receivables and all Related Security with respect to Sold Receivables and Collections with respect to Sold Receivables, in an amount in any Approved Currency specified by the Seller (or the Master Servicer on behalf of the Seller) in accordance with Section 2.2(a), for each Purchaser Group, equal to its Purchaser Group Percentage of each Incremental Investment requested by the Seller pursuant to Section 2.2 (Purchase procedures); provided that the Seller may only specify Incremental Investments to be made by the applicable MUFG Purchaser that are denominated in U.S. Dollars; provided further that, after giving effect to such Incremental Investments:
(i)    the aggregate Invested Amount for any Purchaser Group shall not exceed its Purchaser Group Limit;
(ii)    the Aggregate Invested Amount shall not exceed the lesser of (A) the Facility Limit and (B) the Funding Base; and
(iii)    the Dollar Equivalent of each Purchaser Group’s Invested Amounts shall equal the product of (1) such Purchaser Group’s Purchaser Group Percentage and (2) the Aggregate Invested Amount; provided however that, at any time that the aggregate Outstanding Balance of all Portfolio Receivables denominated in U.S. Dollars represents a percentage of the aggregate Outstanding Balance of all Portfolio Receivables that is less than the MUFG Purchaser Group’s Purchaser Group Percentage (such lower percentage of U.S. Dollar denominated Portfolio Receivables shall be referred to herein as the “Capped Purchaser Group Percentage”), the Dollar Equivalent of each Purchaser Group’s Invested Amounts shall equal the product of (1) the lesser of (x) such Purchaser Group’s Purchaser Group Percentage and (y) the Capped Purchaser Group Percentage and (2) the Aggregate Invested Amount.
(y)    Section 2.1(f) (The Purchases) is deleted in its entirety and replaced with the following:
(f) Each Incremental Investment in the Sold Assets hereunder shall be in a minimum Invested Amount equal to such amount as will ensure that after giving effect to such Incremental Investment (A) no Purchaser Group’s Purchaser Group Percentage of the Aggregate Invested Amount (including the Dollar Equivalent of all Investments to be made on the applicable Investment Date in each Approved Currency) would be less than $10,000,000 and (B) each Purchaser Group’s Purchaser Group Percentage of the Aggregate Invested Amount would be an integral multiple of $100,000 or, in the case of any Investment denominated in a Local Currency, 100,000 units of such Local Currency; provided that the MUFG Purchaser’s Invested Amounts shall only be denominated in U.S. Dollars.
(z)    Section 2.2(a)(ii) (Investment Request) is deleted in its entirety and replaced with the following:
(ii) Each Investment Request shall, among other things (A) specify (I) the desired Approved Currencies for the requested Incremental Investment, determined in accordance with Section 2.2(e) (provided that the Seller may only request Incremental Investments to be made by the MUFG Purchaser that are denominated in U.S. Dollars), (II) for each such Approved Currency, the amount of the requested Incremental Investment and the Spot Rate used in determining the Dollar Equivalent thereof, (III) the Aggregate Invested Amount after giving effect to such Incremental Investment and (IV) upon the request of the Administrative Agent, all Portfolio Receivables that are, or effective upon the making of such Incremental Investment, will be, Sold Receivables and (B) certify that, after giving effect to the proposed Incremental Investment, (1) the Aggregate Invested Amount shall not exceed the lesser of (x) the Facility Limit and (y) the Funding Base and (2) the aggregate Outstanding Balance of all Sold Receivables (after giving effect to the addition of Portfolio Receivables to the Sold Receivables in connection with such Incremental Investment) shall not exceed the Aggregate Invested Amount. Each Investment Request shall be irrevocable and binding on the Seller.
(aa)    Section 2.2(c)(iii) (Committed Purchaser’s Commitment) is deleted in its entirety and replaced with the following:
(iii) Notwithstanding anything herein to the contrary, a Committed Purchaser shall not be obligated to fund any Incremental Investment at any time on or after the Facility Termination Date, at any time a Facility Event exists or would exist after making such Incremental Investment, or if, after giving effect thereto, the Dollar Equivalent of the aggregate outstanding Invested Amount of the Incremental Investment funded by such Committed Purchaser hereunder would exceed an amount equal to (A) such Committed Purchaser’s Commitment less (B) the Dollar Equivalent of such Committed Purchaser’s ratable share of the aggregate outstanding Invested Amount held by such Committed Purchaser or the Conduit Purchaser in such Committed Purchaser’s Purchaser Group; provided that the MUFG Purchaser’s Incremental Investments shall only be denominated in U.S. Dollars.
(bb)    Section 2.2(e) (Denomination of Investments) is deleted in its entirety and replaced with the following:
Each Incremental Investment made by the Purchasers hereunder shall be denominated in an Approved Currency; provided that each Incremental Investment made by the MUFG Purchaser hereunder shall be denominated in U.S. Dollars. Notwithstanding anything herein or in any other Transaction Document to the contrary, the Seller shall not request any Incremental Investment, and the Purchasers shall not be obligated to make any such Incremental Investment, hereunder if, after giving effect thereto, the Dollar Equivalent of the aggregate Invested Amounts of the Investments held by the Purchasers in each Approved Currency would exceed the product of (A) the Currency Percentage for such Approved Currency set forth in the most recent Portfolio Report delivered under the Servicing Agreement (plus or minus 1.0%) and (B) the Net Eligible Receivables Balance. Notwithstanding the foregoing, the Seller may request an Incremental Investment denominated in U.S. Dollars or Euros, regardless of the Currency Percentage for such currency, if each Purchaser Agent has consented thereto and hedging agreements or hedging reserves satisfactory to the Purchaser Agents have been implemented with respect thereto; provided that the Seller may only requests Incremental Investments denominated in U.S. Dollars to be made by the MUFG Purchaser.
(cc)    Section 2.6(e)(v) (Collections prior to Facility Termination Date) is deleted in its entirety and replaced with the following:

(v) if as determined by reference to the most recent Portfolio Report delivered under the Servicing Agreement the Dollar Equivalent of any Purchaser Group’s Invested Amounts exceeds the product of (1) such Purchaser Group’s Purchaser Group Percentage and (2) the Dollar Equivalent of the lesser of (A) the Facility Limit and (B) the Funding Base, for deposit to the applicable Seller Operating Account an amount necessary to cause the Dollar Equivalent of each Purchaser Group’s Invested Amounts to be less than or equal to the product of (1) such Purchaser Group’s Purchaser Group Percentage and (2) the Dollar Equivalent of the lesser of (A) the Facility Limit and (B) the Funding Base; and
(dd)    Section 2.6(f)(iv) (Collections prior to Facility Termination Date) is deleted in its entirety and replaced with the following:
(iv) if the Dollar Equivalent of any Purchaser Group’s Invested Amounts exceeds the product of (1) such Purchaser Group’s Purchaser Group Percentage and (2) the Dollar Equivalent of the lesser of (A) the Facility Limit and (B) the Funding Base, to the Administrative Agent (for the benefit of the relevant Purchaser Groups) an amount necessary to cause the Dollar Equivalent of each Purchaser Group’s Invested Amounts to be less than or equal to the product of (1) such Purchaser Group’s Purchaser Group Percentage and (2) the Dollar Equivalent of the lesser of (A) the Facility Limit and (B) the Funding Base; and
(ee)    Section 2.6(h) (Collections prior to Facility Termination Date) is deleted in its entirety and replaced with the following:
(h) In the event any deposit is made to a Seller Operating Account pursuant to Section 2.6(e)(v), the amount of such deposit shall be allocated to the applicable Purchaser Groups that have Dollar Equivalent Invested Amounts that exceed the product of (1) such Purchaser Group’s Purchaser Group Percentage of (2) the Dollar Equivalent of the lesser of (A) the Facility Limit and (B) the Funding Base, and such amounts shall be distributed on the next Settlement Date for application to the repayment of the Investments held by such Purchaser Group. Notwithstanding the foregoing, if on any Business Day after such deposit is made and prior to the distribution of such deposit pursuant to this Section 2.6(h), the Master Servicer delivers a Portfolio Report with more recent data indicating that the Dollar Equivalent of a Purchaser Group’s Invested Amounts is less than or equal to the Dollar Equivalent of the lesser of (i) the Facility Limit and (ii) the Funding Base, the Seller may (or may cause the Master Servicer to) withdraw the Collections so deposited for application in accordance with Section 2.6(e)(v) to the extent that, after giving effect to such withdrawal and application, the Dollar Equivlaent of such Purchaser Group’s Invested Amount is less than or equal to the Dollar Equivalent of the lesser of (i) the Facility Limit and (ii) the Funding Base.
(ff)    Section 2.7(b)(iv) (Collections after Facility Termination Date) is deleted in its entirety and replaced with the following:
(iv) fourth, to pay to the Administrative Agent (for the benefit of the relevant Purchaser) an amount equal to the Aggregate Invested Amount (ratably in accordance with the Dollar Equivalent of the outstanding Invested Amounts held by each); provided that, without modifying the obligation to distribute the aggregate Seller Operating Account Funds denominated in all Approved Currencies that are available to be distributed pursuant to this clause (iv) (taken as a whole) ratably to the Purchasers, in the event that the aggregate Seller Operating Account Funds denominated in all Approved Currencies that are available to be distributed pursuant to this clause (iv) to the Purchasers (after converting any Seller Operating Account Funds to the applicable Local Currency or U.S. Dollars as necessary in accordance with Section 2.16 (Conversion of currencies)) are less than the Aggregate Invested Amount, the Administrative Agent shall distribute (x) to each Purchaser an amount denominated in U.S. Dollars equal to the Rebalanced Dollar Distribution Amount calculated with respect to such Purchaser (and shall convert any Seller Operating Account Funds denominated in Local Currency to U.S. Dollars in accordance with Section 2.16 (Conversion of currencies) to the extent necessary to pay such Rebalanced Dollar Distribution Amount to each Purchaser) and (y) to each Purchaser (other than the MUFG Purchaser) an amount denominated in each Local Currency equal to the Local Currency Distribution Amount calculated with respect to such Purchaser for each such Local Currency, in each case calculated in accordance with the methodology set forth in Schedule 12 (Methodology for Calculating Distributions Following a Facility Termination Date) attached hereto;

(gg)    Section 2.16(a) (Conversion of currencies) is amended by adding the following clause (d) thereto:
(d) Notwithstanding any provision to the contrary in clauses (a), (b) or (c) of this Section 2.16 (Conversion of currencies) or otherwise set forth in this Agreement, following the occurrence of a Facility Termination Date, the Administrative Agent (not the Seller or the Master Servicer) shall, in its sole discretion, effect any exchange of currencies necessary to make payments pursuant to Section 2.7 (Collections after Facility Termination Date) or to make any of the calculations required pursuant to Schedule 12 (Methodology for Calculating Distributions Following a Facility Termination Date) attached hereto.
(hh)    Section 7.1(d) (Facility Termination Events) is deleted in its entirety and replaced with the following:
The Performance Undertaking Provider or any Material Subsidiary shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation) on the scheduled or original due date with respect thereto; (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided that (A) a default, event or condition described in clause (i), (ii) or (iii) above shall not at any time constitute a Facility Termination Event unless, at such time, one or more defaults, events or conditions of the type described in clauses (i) through (iii) above shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which together exceeds in the aggregate $100,000,000 or the Dollar Equivalent thereof in any other currency; and (B) clause (iii) shall be deemed inapplicable if the occurrence of such event or condition referred to above gives rise to an obligation to make mandatory prepayment without further demand of any Person on terms agreed prior to the occurrence of such event or condition;
(ii)    The Exhibits to the Receivables Transfer Agreement shall be deleted and replaced with the Exhibits attached as Exhibit A hereto.
(jj)    Schedule 1 (Purchaser Groups) of the Receivables Transfer Agreement is deleted in its entirety and replaced with Schedule 1 (Purchaser Groups) hereto.
(kk)    Schedule 2 (Address and Notice Information) is amended by deleting the address and notice information for the Performance Undertaking Provider and replacing it with the following:
If to the Existing Performance Undertaking Provider prior to the Performance Undertaking Assignment Effective Date:
Name:        Bunge Limited
Address:    1391 Timberlake Manor Parkway
        Chesterfield, Missouri 63017
Attention:    General Counsel
Telephone:    +1-636-292-3029
Facsimile:    +1-636-292-4029
Email:        BEU.SecNotices@bunge.com

copy to:
Name:        Koninklijke Bunge B.V.
Address:    Weena 320
        3012 NJ
        Rotterdam, the Netherlands
Attention:    Director
Telephone:    +31 10 217 6652
Facsimile:     +31 10 433 0035
Email:         BEU.SecNotices@bunge.com
If to the Successor Performance Undertaking Provider on and after the Performance Undertaking Assignment Effective Date:
Name:        Bunge Global SA
Address:    Route de Florissante 13
        1206 Geneva, Switzerland

With a copy to:

Name:        Bunge Global SA
Address:    1391 Timberlake Manor Parkway
        Chesterfield, Missouri 63017
Attention:    General Counsel
Telephone:    +1-636-292-3029
Facsimile:    +1-636-292-4029
Email:        BEU.SecNotices@bunge.com

copy to:

Name:        Koninklijke Bunge B.V.
Address:    Weena 320
        3012 NJ
        Rotterdam, the Netherlands
Attention:    Director
Telephone:    +31 10 217 6652
Facsimile:     +31 10 433 0035
Email:         BEU.SecNotices@bunge.com
(ll)    Schedule 2 (Address and Notice Information) is amended by deleting the address and notice information for the Italian Originators and replacing it with the following:
If to the Italian Originator(s)
Name:        Bunge Italia S.p.A.
Address:    c/o Bunge Ibérica, S.A.U.
        Constitución 1, Edificio B, planta 1
        Sant Just Desvern, 08960 Barcelona (Spain)
Attention:    CFO
Telephone:    +33 93 400 75 18
Facsimile:    +34 93 473 31 20
Email:        BEU.SecNotices@bunge.com
copy to:

Name:        Koninklijke Bunge B.V.
Address:    Weena 320
        3012 NJ
        Rotterdam, the Netherlands
Attention:    Director
Telephone:    +31 10 217 6652
Facsimile:     +31 10 433 0035
Email:         BEU.SecNotices@bunge.com
(mm)    Schedule 5 (Facility Acounts and Facility Account Banks) of the Receivables Transfer Agreement is amended by adding the following immediately after the Collection Accounts listed under the heading “Canadian Collection Accounts”:
The following deposit account (the “New Canadian Collection Account”) shall be included as a Canadian Collection Account upon the Adminsitrative Agent’s receipt of the following, in each case in form and substance satisfactory to the Administrative Agent: (i) an account security agreement among the Canadian Originator, the Administrative Agent and PNC Bank Canada Branch, to be governed by the laws of Ontario, pursuant to which the Administrative Agent shall have shifting control of the New Canadian Collection Account (the “New Canadian Account Security Agreement”) and (ii) a legal opinion issued by Norton Rose Fulbright or another external counsel acceptable to the Administrative Agent, as special Canadian counsel for the Canadian Originator, with respect to the validity and enforceability of the New Canadian Account Security Agreement and the perfection of the Administrative Agent’s lien on the New Canadian Collection Account, in each case under applicable Ontario laws:

Currency:            [***]
Bank:                [***]
BIC:                [***]
Account No.:            [***]
(nn)    Schedule 9 (Excluded Obligors) of the Receivables Transfer Agreement is deleted in its entirety and replaced with Schedule 9 (Excluded Obligors) hereto.
(oo)    Schedule 11 attached hereto shall be added to the Receivables Transfer Agreement in its entirety as Schedule 11 (Material Subsidiaries).
(pp)    Schedule 12 attached hereto shall be added to the Receivables Transfer Agreement in its entirety as Schedule 12 (Methodology for Calculating Distributions Following Facility Termination Date).
(qq)    Unless otherwise amended by the forgoing amendments in this Section 2, all references to Bunge Limited in the Receivables Transfer Agreement shall be deemed to be references to the Performance Undertaking Provider.
3.    REPRESENTATIONS
Each of the Seller, the Master Servicer, the Existing Performance Undertaking Provider and the Successor Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Twenty-Third Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.    CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
5.    FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
6.    CONDITIONS PRECEDENT
This Amendment shall become effective as of 12:01 a.m. (New York City time) on June 21, 2023 upon the notice from the Administrative Agent to the Seller and Purchasers that the Administrative Agent has received, in each case in form and substance satisfactory to the Administrative Agent, the following, duly executed by all parties thereto (the “Twenty-Third Amendment Effective Date”); provided, that the Administrative Agent may, acting on the instructions of the Purchasers (other than MUFG), waive any of the following conditions precedent:

(a)    this Amendment;

(b)    the Amended and Restated Performance and Indemnity Agreement, dated on or about the date hereof, among the Existing Performance Undertaking Provider, the Successor Performance Undertaking Provider and the Administrative Agent;
(c)    Omnibus Amendment to Receivables Purchase Agreements and Intermediate Transfer Agreements, dated on or about the date hereof, by and among Bunge Securitization B.V., as Buyer and Transferee, Koninklijke Bunge B.V., as Seller Agent and Transferor Agent, the Originators, the Intermediate Transferors and the Administrative Agent, amending the U.S. RPA, the Canadian RPA, the French RPA, the Dutch RPA, the Italian RPA, the Hungarian RPA, the German RPA, the Portuguese RPA, the Spanish RPA and the Intermediate Transfer Agreements;
(d)    the MUFG Joinder Agreement;
(e)    the Purchaser Agent Fee Letter;
(f)    legal opinion of Homburger, special Swiss counsel for the Successor Performance Undertaking Provider, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(g)    legal opinion of Clifford Chance LLP, special Dutch counsel for the Seller, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(h)    legal opinion of Conyers Dill & Pearman Limited, special Bermuda counsel for the Existing Performance Undertaking Provider, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(i)    legal opinions of Reed Smith LLP, special U.S. counsel for the Seller, the Master Servicer, the Existing Performance Undertaking Provider, the Successor Performance Undertaking Provider and the Originators, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to the validity and enforceability of this Amendment, the Amended and Restated Performance and Indemnity Agreement and the Omnibus Amendment to Receivables Purchase Agreement, non-contravention of law and no consents;
(j)    a Responsible Officer's certificate of the Successor Performance Undertaking Provider, the Master Servicer and the Subordinated Lender, each dated as of the date hereof, with appropriate insertions and attachments satisfactory in form and substance to the Administrative Agent and each Purchaser Agent, including (i) the certificate of incorporation, articles of association or analogous organizational document for equivalent purposes under applicable law of such Person, certified by the relevant authority of the jurisdiction of organization of such Person, and the bylaws, limited liability company agreement or analogous governing agreement of such Person, (ii) authorizing resolutions in respect of this Amendment and the Transaction Documents to which such Person is a party, including, in the case of the Successor Performance Undertaking Provider, authorization to enter into the Performance Undertaking, and (iii) incumbency certificates with respect to such Person;
(k)    a certificate of management of the Seller certifying as to (i) the deed of incorporation and articles of association of the Seller, (ii) an extract dated from the Commercial Register (Handelsregister) of the Chamber of Commerce in

respect of the Seller, relating to the registration of the Company, (iii) resolutions authorizing this Amendment and (iv) incumbency certificates with respect to the Seller;
(l)    confirmation from each Purchaser that such purchaser is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations;
(m)    confirmation of credit committee (or equivalent) approval from each Purchaser;
(n)    evidence that Clifford Chance LLP, special Dutch counsel for the Seller, has the information required in order to promptly make a notification in the Netherlands in accordance with Article 7(1)(g)(V) of the Securitisation Regulation; and
(o)    confirmation from PCS that it has no objections to this Amendment or any of the other Transaction Documents described in this Section 6.
7.    U.S. ORIGINATOR NAME CHANGE
(a)    The Parties hereto acknowledge and consent to the U.S. Originator Name Change and agree that, as of the date of such U.S. Originator Name Change, all references to “Loders Croklaan USA, LLC” in the Receivables Transfer Agreement or any other Transaction Document shall be deemed to be references to “Bunge Loders Croklaan USA, LLC.”
(b)    Promptly after the date of the U.S. Originator Name Change, the Seller filed UCC-3 amendments to amend existing UCC-1 financing statements that have been filed against Loders Croklaan USA, LLC in connection with the U.S. RPA to reflect the U.S. Originator Name Change and provided filed copies of the same to the Administrative Agent.
(c)    The Parties hereto waive any prior notice or consent requirements in respect of the U.S. Originator Name Change.
8.    NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
9.    EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
10.    GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)    Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each Party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
11.    NO PROCEEDING; LIMITED RECOURSE
(a)    Each of the Parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 11, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.
(b)    No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller

By: /s/ Sheila Razab-Sekh
Name: Sheila Razab-Sekh
Title: Proxy Holder A of Vistra B.V., in turn the sole director of Bunge Securitization B.V.

By: /s/ Jason Thimothy Duijn
Name: Jason Thimothy Duijn
Title: Proxy Holder B of Vistra B.V., in turn the sole director of Bunge Securitization B.V.

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender

By: /s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director

By: /s/ Arrie de Lange
Name: Arrie de Lange
Title: Director

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

BUNGE GLOBAL SA, as Successor Performance Undertaking Provider

By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

By: /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

    Agreed and Acknowledged:

BUNGE LIMITED, as Existing Performance Undertaking Provider

By: /s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

By: /s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By: /s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Director

By: /s/ Jop van der Sluis
Name: Jop van der Sluis
Title: Managing Director

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser

By: /s/ Henri Kroner
Name: Henri Kroner
Title: Proxyholder, Intertrust Management BV (as director)

By: /s/ Peter van der Linden
Name: Peter van der Linden
Title: Proxyhodler, Intertrust Management BV (as director)

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent

By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory

By: /s/ Frederic Mazet
Name: Frederic Mazet
Title: Authorized Signatory

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

BNP PARIBAS, as Purchaser Agent

By: /s/ GianLuca Sannipoli
Name: GianLuca Sannipoli
Title: Attorney

By: /s/ Baptiste Ranjard
Name: Baptiste Ranjard
Title: Attorney

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By: /s/ Kevin Downes
Name: Kevin Downes
Title: Director

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

MUFG BANK, LTD., as Purchaser Agent

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

MUFG BANK, LTD., as Committed Purchaser

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

GOTHAM FUNDING CORPORATION, as Conduit Purchaser

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator

By: /s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory

By: /s/ Frederic Mazet
Name: Frederic Mazet
Title: Authorized Signatory

[Signature Page to Twenty-Third Amendment to Receivables Transfer Agreement]

SCHEDULE 12

Methodology for Calculating Distributions Following a Facility Termination Date
The following calculation methodology shall be implemented on each Settlement Date to occur on or after a Facility Termination Date in the event that the aggregate Seller Operating Account Funds denominated in all Approved Currencies that are available to be distributed pursuant to Section 2.7(b)(iv) to the Purchasers (after converting any Seller Operating Account Funds to the applicable Local Currency or U.S. Dollars as necessary in accordance with Section 2.16 in the Administrative Agent’s sole discretion) are less than the Aggregate Invested Amount, for the purposes of determining the amounts of each Approved Currency to be distributed to the Purchasers pursuant to Section 2.7(b)(iv) to ensure that the Dollar Equivalent of each Purchaser’s outstanding Invested Amounts is equal to such Purchaser’s Purchaser Group Percentage of the Dollar Equivalent of the aggregate outstanding Invested Amounts of all Purchasers following such distributions:
1. A portion of the aggregate Seller Operating Account Funds denominated in each Local Currency shall be deducted from each Purchaser’s (other than the MUFG Purchaser) outstanding Invested Amounts denominated in such Local Currency (with respect to each such Purchaser, its “Local Currency Invested Amounts” for each such Local Currency) in an amount equal to the product of (i) the aggregate Seller Operating Account Funds denominated in such Local Currency times (ii) a fraction equal to (a) the outstanding Local Currency Invested Amount of such Purchaser with respect to such Local Currency divided by (b) the aggregate outstanding Local Currency Invested Amounts held by each Purchaser (other than the MUFG Purchaser) with respect to such Local Currency. The Local Currency Invested Amounts remaining after the deduction required in this step 1 with respect to each Purchaser (other than the MUFG Purchaser) and with respect to each Local Currency shall be referred to as such Purchaser’s “Adjusted Local Currency Invested Amounts” for such Local Currency. For the avoidance of doubt, the Seller Operating Accounts Funds denominated in each Local Currency that are deducted pursuant to this clause 1 are not required to be distributed by the Administrative Agent to the Purchasers and are deducted solely to determine the Adjusted Local Currency Invested Amounts.

2. A portion of the aggregate Seller Operating Account Funds denominated in U.S. Dollars shall be deducted from each Purchaser’s outstanding Invested Amounts denominated in U.S. Dollars (with respect to each such Purchaser, its “U.S. Dollar Invested Amounts”) in an amount equal to the product of (i) the aggregate Seller Operating Account Funds denominated in U.S. Dollars times (ii) a fraction equal to (a) the outstanding U.S. Dollar Invested Amount of such Purchaser divided by (b) the aggregate outstanding U.S. Dollar Invested Amounts held by each Purchaser (such amount shall be referred to as the “Unadjusted Dollar Allocation Amount” with respect to such Purchaser). Each Seller’s remaining U.S. Dollar Invested Amounts following the deduction of the Unadjusted Dollar Allocation Amount shall be referred to as such Purchaser’s “Adjusted U.S. Dollar Invested Amounts”. For the avoidance of doubt, the Seller Operating Accounts Funds denominated in U.S. Dollars that are deducted pursuant to this clause 2 are not required to be distributed by the Administrative Agent to the Purchasers and are deducted solely to determine the Adjusted U.S. Dollar Invested Amounts.

3. The Dollar Equivalent of the sum of the Adjusted Local Currency Invested Amounts for all Local Currencies plus the Adjusted U.S. Dollar Invested Amounts shall be determined for each Purchaser (with respect to each Purchaser, its “Dollar Equivalent Adjusted Invested

Amounts”). The sum of the Dollar Equivalent Adjusted Invested Amounts for all Purchasers shall be referred to as the “Aggregate Dollar Equivalent Adjusted Invested Amounts.”

4. For each Purchaser, the Aggregate Dollar Equivalent Adjusted Invested Amounts shall be multiplied by the Purchaser Group Percentage for such Purchaser to determine such Purchaser’s “Rebalanced Dollar Equivalent Invested Amounts”.

5. For each Purchaser, the result of (i) such Purchaser’s Rebalanced Dollar Equivalent Invested Amounts minus (ii) such Purchaser’s Dollar Equivalent Adjusted Invested Amounts shall be referred to as such Purchaser’s “Dollar Collections Rebalancing Amount”, which for the avoidance of doubt may be either a positive or negative number.

6. For each Purchaser, the amount of the Seller Operating Account Funds to be distributed to such Purchaser in U.S. Dollars on each Settlement Date to occur on or after a Facility Termination Date shall equal the sum of (i) such Purchaser’s Unadjusted Dollar Allocation Amount calculated for such Settlement Date plus (ii) such Purchaser’s Dollar Collections Rebalancing Amount calculated for such Settlement Date (with respect to each Purchaser, its “Rebalanced Dollar Distribution Amount”); provided, that Local Currency collections shall be converted into U.S. Dollars in accordance with Section 2.16 in the Administrative Agent’s sole discretion to the extent necessary to pay the full Rebalanced Dollar Distribution Amount to each Purchaser.

7. The amount of the Seller Operating Account Funds denominated in each Local Currency that are available to be distributed pursuant to Section 2.7(b)(iv) (after the Administrative Agent (in its sole discretion) converting any such Local Currency to U.S. Dollars in accordance with Section 2.16 to the extent necessary to pay the Rebalanced Dollar Distribution Amount to each Purchaser) shall be distributed to each Purchaser (other than the MUFG Purchaser) on each Settlement Date to occur on or after a Facility Termination Date in an amount equal to (i) the total amount of such available Seller Operating Account Funds denominated in such Local Currency times (ii) a fraction equal to (a) the outstanding Local Currency Invested Amount of such Purchaser with respect to such Local Currency divided by (b) the aggregate outstanding Local Currency Invested Amounts held by each Purchaser (other than the MUFG Purchaser) with respect to such Local Currency (other than the MUFG Purchaser) on such Settlement Date (with respect to each such Purchaser, its “Local Currency Distribution Amount”).
Notwithstanding any provision to the contrary in this Schedule 12 or in the Agreement, following the occurrence of a Facility Termination Date, the Administrative Agent (not the Seller or the Master Servicer) shall, in its sole discretion, effect any exchange of currencies necessary to make any of the calculations required pursuant to this Schedule 12.
For the avoidance of doubt and solely for illustrative purposes, a numerical example of the calculations described above is set forth in Annex A attached to this Schedule 12.
The Administrative Agent shall use its best efforts to provide the Purchasers with a report detailing any amounts calculated in accordance with this Schedule 12 in advance of any Settlement Date.

Annex A
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